Exhibit 21.01

SUBSIDIARIES OF THE REGISTRANT

DOMESTIC SUBSIDIARIES

CORPORATIONS

1-800-FIX-IT-UP, Inc. (DE)	IDT Horizon GT, Inc. (DE)

225 Old NB Road Inc. (NJ)	IDT International, Corp. (NJ)

226 Old NB Road, Corp. (NJ)	IDT International Telecom, Inc. (DE)

60 Park Place Holding Company Inc. (NJ)	IDT Investments Inc. (NV)

494 Broad Street Corp. (DE)	IDT LMC-N2P Acquisition I, Inc. (DE)

520 Broad Funding Corporation (NJ)	IDT LMC-N2P Acquisition II, Inc. (DE)

ADSI Acquisition Corp. (DE)	IDT LMC-N2P Acquisition III, Inc. (DE)

Advanced Data Services, Inc. (SC)	IDT Marketing Ally, Inc. (DE)

Altom Associates, Inc. (NJ)	IDT Media, Inc. (DE)

Amerimax Corporation (PA)	IDT Media Ventures, Inc. (DE)

AVWAY.COM, INC. (NJ)	IDT Nevada Corp. (NV)

Beltway Acquisition Corporation (d/b/a WMET) (DE)	IDT Nevada Holdings, Inc. (NV)

Chattle, Inc. (DE) [d/b/a State Real Estate Ventures (NJ)]	IDT PBX Services, Inc. (NV)

Continect, Inc. (NJ)	IDT Provision Communications, Corp. (DE)

CTM Brochure Display, Inc. (NY)	IDT Prepaid, Inc. (DE)

CTM Brochure Display of Puerto Rico, Inc. (Puerto Rico)	IDT Services, Inc. (DE)

Debt Collection DCI, Inc. (DE)	IDT Spectrum, Inc. (DE)

IDT Financial Services, Inc. (DE)

DOMESTIC SUBSIDIARIES

Digital Production Solutions, Inc. (DE)	IDT Stored Value Service, Inc. (DE)

Dipchip Corp. (NY)	IDT Telecom, Inc. (DE)

DKP Effects, Inc. (CA)	IDT Telecom Nevada Holdings, Inc. (NV)

Entrix Telecom, Inc. (DE)	IDT UK Cable, Inc. (CO)

FuturePix.com, Inc. (DE)	IDT United, Inc. (DE)

Gateway Acquisition Corp (DE)	IDT Venture Capital Corporation (DE)

Global Network Solutions Direct, Inc. (DE)	IDT Venture Capital, Inc. (NV)

IDT 225 Old NB Road Holdings, Inc. (DE)	IDT Venture Holdings, Inc. (DE)

IDT 226 Old NB Road Holdings, Inc. (DE)	IDT Winstar Acquisition, Inc. (DE)

IDT Acquisition Corp. (DE)	IDTWireless.com, Inc. (DE)

IDT Affiliate Finance Corp. (NV)	Impro-Structure, Inc. (NJ)

IDT America, Corp. (NJ)	InterExchange, Inc. d/b/a IX Telecom, Inc. (DE)

IDT Capital, Inc. (DE)	International Digital Networks, Inc. (NJ)

IDT Contact Services, Inc. (DE)	Internet Online Services, Inc. (NJ)

IDT Domestic Products, Inc. (DE)	Lou Mistafina, Inc. (NJ)

IDT Domestic Telecom, Inc. (DE)	McGuffin Productions, Inc. (DE)

IDT Educational Services, Inc. (DE)	Media Versatility Corp. (DE)

IDTE Latin, Inc. (DE)	Microwave Services, Inc. (DE)

IDT Educational Services, Inc. (DE)	New World Telecommunications, Corp. (NJ)

IDT Energy, Inc. (DE)	Nuestra Voz Direct Inc. (DE)

IDT Entertainment, Inc. (DE)	Outside Counsel Solutions, Inc. (DE)

IDT Entertainment Animation Special Projects, Inc. (DE)	Serafin, Inc. (NV)

DOMESTIC SUBSIDIARIES

IDT Entertainment Presents, Inc. (DE)	Shalom Tailors, Inc. (DE)

IDT Entertainment Productions, Inc. (DE)	Sports Final Radio Network, Inc. d/b/a Talk America Radio Network (MA)

IDT Entertainment Sales, Inc. (DE)	Strategic Resource Advisory Services, Inc (DE)

IDT ESL, Inc. (DE)	TalkAmerica Radio Network, Inc. (DE)

Try, Inc. (DE)

LIMITED LIABILITY COMPANIES	Yovelle Renaissance Corporation (DE)

60 Park Place Associates, LLC (DE)

Alternative Telecom LLC (DE)	North American Energy, Inc. (NY)

Blue Stripe Shirt, LLC (DE)	NTOP Holdings, LLC (DE)

Broad Street Realty, LLC (DE)	OTV, LLC (DE)

Corporate Event Dynamics, LLC (DE)	PrivaCash, Inc. (OH)

Digital Production Solutions LLC (DE)	Scary Godmother, LLC (DE)

Enterprise Communication Solutions, LLC (DE)	Starpoint Academy, LLC (DE)

Executive Union Telecard, L.L.C. d/b/a Exclusive Telecard, LLC (NJ)	Telecard Network, L.L.C. (NJ)

Free4All, L.L.C. (DE)	Union Communications LLC (NY)

Green Striped Shirt, LLC (DE)	Union CT Telecom, L.L.C. (NJ)

Halifax Investments, LLC (DE)	Union Romerias Georgia, LLC (DE)

Hazelton Investments, LLC (DE)	Union Telecard Alliance, LLC (DE)

Hillview Avenue Realty, LLC (DE)	Union Telecard Arizona, LLC (Nevada) (12/27/2000)

Hillview Avenue Realty JV, LLC (DE)	Union Telecard Connecticut, LLC (DE)

DOMESTIC SUBSIDIARIES

IDT 225 Old NB Road, LLC (DE)	Union Telecom Texas LLC (TX)

IDT 226 Old NB Road, LLC (DE)	UTA Web Sales LLC (DE)

IDT 225 Old NB Road Enterprises, LLC (DE)	Winstar Communications, LLC (DE)

IDT Advanced Communication Services, LLC (NJ)	Winstar Equipment, LLC (DE)

IDT America of Virginia, LLC (DE)	Winstar Government Solutions, LLC (DE)

IDT Broadband, LLC (DE)	Winstar Communications of Arizona, LLC

IDT Business Services, LLC (DE)	Winstar of Delaware, LLC (DE)

IDT Callback, LLC (DE)	Winstar of Georgia, LLC (DE)

IDT Capital Real Estate Holdings, LLC (DE)	Winstar of Hawaii, LLC (DE)

IDT Domestic-Union, LLC (DE)	Winstar Holdings, LLC (DE)

IDTE Animation Slate, LLC	Winstar Holdings Management Company, LLC (DE)

IDT Financial Services, LLC (DE)	Winstar of Indiana, LLC (DE)

IDTI Holdings, LLC (DE)	Winstar of Louisiana, LLC (DE)

IDT Spectrum, LLC (DE)	Winstar of New Jersey, LLC (DE)

IDT Spectrum – Government Solutions, LLC (DE)	Winstar of New York, LLC (DE)

IDT Telecom, LLC (DE)	Winstar of Pennsylvania, LLC (DE)

IT Network Distribution LLC (DE)	Winstar of Virginia, LLC (DE)

IT Stock, LLC (DE)	Winstar of West Virginia, LLC (DE)

Kar Holdings, LLC (DE)	Winstar Spectrum, LLC (DE)

King Telecom, LLC (DE)	Winstar Wireless, LLC (DE)

Latin American Alliance for Education and Health, LLC (DE)	Worldwide Intercom, LLC (DE)

Nevada-Oscar, LLC (NV)	Yankee Irving, LLC (DE)

FOREIGN SUBSIDIARIES

IDT Corporation de Argentina S.A. (ARGENTINA)	Homer Dutch Holdings B.V. (HOLLAND)

IDT Austria GmbH (AUSTRIA)	IDT Direct Holland B.V. (HOLLAND)

IDT Europe B.V.B.A. (BELGIUM)	IDT Hong Kong Limited (HONG KONG)

Prepaid Cards B.V.B.A. (BELGIUM)	Interdirect Tel Limited (IRELAND)

IFC Bermuda Ltd. (BERMUDA)	IDT Card Services Ireland Limited (IRELAND)

IDT Brazil Limitada (BRAZIL)	D.P.S.I. Digital Production Solutions Israel Ltd. (ISRAEL)

IDT Brazil Telecom Limitada (BRAZIL)	C.S.M. Customer Service Management Ltd. (ISRAEL)

North Coast Entertainment, Company (CANADA)	H.A.B. Trading Limited (ISRAEL)

Anchor Bay Entertainment Canada, Limited (CANADA)	IDT Italia S.R.L. (ITALY)

Mainframe Entertainment, Inc. (CANADA)	IDT Jamaica Telecom Limited (JAMAICA)

1004606 Ontario Inc. (CANADA)	Telecommunications Alliance Limited (JAMAICA)

999395 Ontario Inc. (CANADA)	Magritte Sarl (LUXEMBOURG)

Dan Krech Productions Inc. (CANADA)	PDR Lux Holdings Sarl (LUXEMBOURG)

IDT Telecom Canada Corp. (CANADA)	International Discount Telecommunications de Mexico, S. de R.L. de C.V. (MEXICO)

IDT Telecomunicaciones Chile Limitada (CHILE)	IDT Peru S.R.L. (PERU)

IDT Chile S.A. (CHILE)	IDT Corp. Registered Branch (PHILIPPINES)

IDT Czech Republic s.r.o. (CZECH REPUBLIC)	IDT Puerto Rico & Co. (PUERTO RICO)

IDT Denmark ApS (DENMARK)	IDT Netherlands B.V. Puerto Rico Branch (PUERTO RICO)

Phonecards Dominicana C por A (DOMINICAN REPUBLIC)	SPD Dutch Holdings B.V. Puerto Rico Branch (PUERTO RICO)

IDT France SARL (FRANCE)	SPD Puerto Rico Corp (PUERTO RICO)

IDT Germany GmbH (GERMANY)	IFC Bermuda Ltd. Puerto Rico Branch (PUERTO RICO)

TLL Germany GmbH (GERMANY)	ZAO Kortec (Corbina) (RUSSIA)

IDT Hellas Telecoms E.P.E. (GREECE)	ZAO Investeletrosvyazc (Corbina) (RUSSIA)

DirectTel Dutch Holdings B.V. (HOLLAND)	IDT Hong Kong Limited (Singapore Branch) (SINGAPORE)

Elmion Netherlands B.V. (HOLLAND)	IDT Telecom South Africa (PTY) LTD (SOUTH AFRICA)

FOREIGN SUBSIDIARIES

HSJ Dutch Holdings B.V. (HOLLAND)	IDT Spain S.L. (SPAIN)

IDT Dutch Holdings B.V. (HOLLAND)	IDT Inter Direct Tel Sweden AB (SWEDEN)

IDT Netherlands B.V. (HOLLAND)	IDT Mobile Services AB (SWEDEN)

MST Dutch Holdings B.V. (HOLLAND)	IDT Switzerland GmbH (SWITZERLAND)

NewPhone Dutch Holdings B.V. (HOLLAND)	PDR Lux Holdings Sarl Luxembourg, succursale de Geneve (SWITZERLAND)

SPD Dutch Holdings B.V. (HOLLAND)	IDT Global Limited (UNITED KINGDOM)

STA Dutch Holdings B.V. (HOLLAND)	IDT Direct Limited (“Toucan”) (UNITED KINGDOM)

Strategic Dutch Holdings B.V. (HOLLAND)	Anchor Bay Entertainment UK Limited (UNITED KINGDOM)

TimeTel Dutch Holdings B.V. (HOLLAND)	Anchor Bay International Limited (UNITED KINGDOM)

TLL Dutch Holdings B.V. (HOLLAND)	Digital Entertainment Limited (UNITED KINGDOM)

TLT Dutch Holdings B.V. (HOLLAND)	Manga Entertainment Limited (UNITED KINGDOM)

WorldTalk Dutch Holdings B.V. (HOLLAND)	Dofitel S.A. (URUGUAY)